UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
  ______________________________________________________________
FORM 8-K/A
(Amendment No.1)
  ______________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 31, 2018

______________________________________________________________
Electronics For Imaging, Inc.
(Exact name of Registrant as Specified in its Charter)

 ______________________________________________________________

Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6750 Dumbarton Circle
Fremont, California 94555
(Address of Principal Executive Offices)
(650) 357-3500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 ______________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Explanatory Note

The purpose of this Amendment No.1 to the Current Report on Form 8-K of Electronics For Imaging, Inc. (the “Company”), filed with the Securities and Exchange Commission on July 30, 2018 (the “Form 8-K”), is to replace the following: Condensed Consolidated Statement of Operations, Reconciliation of GAAP Net Income to Non-GAAP Net Income, Condensed Consolidated Statements of Cash Flows, and Revenue by Operating Segment and Geographic Area tables (the “Tables”) found on pages 3, 4, 6, and 7, respectively, of Exhibit 99.1 of the Form 8-K. During the Edgarization process of Exhibit 99.1 to the Form 8-K, the Tables inadvertently included certain incorrect information. The revised tables are set forth below in Item 2.02 Results of Operations and Financial Condition.

This Amendment No.1 affects only the Tables identified above and does not otherwise change or update the disclosures or financial information set forth in Exhibit 99.1 of the Form 8-K as originally filed and does not otherwise reflect events occurring after the original filing of the Form 8-K.

Item 2.02	Results of Operations and Financial Condition.
On July 30, 2018, the Company announced preliminary financial results for the three months and six months ended June 30, 2018. This Amendment No.1 to the Form 8-K is being filed solely to replace the Tables previously included in Exhibit 99.1 of the Form 8-K. The revised Tables are set forth in Exhibit 99.1 of this Amendment No. 1.

The information provided pursuant to this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1
Press Release Dated July 30, 2018 -- EFI Reports Record Second Quarter Revenue For Q2 2018

The information included in Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K/A DATED JULY 31, 2018

Exhibit No.	Description

99.1	Press Release Dated July 30, 2018 – EFI Reports Record Second Quarter Revenue For Q2 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	July 31, 2018	ELECTRONICS FOR IMAGING, INC.
		By:	/s/Marc Olin
		Name:	Marc Olin
		Title:	Chief Financial Officer